SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

 Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
                       Date of Report - December 15, 1999

               Exact Name of Each                                IRS Employer
Commission     Registrant as Specified       State of            Identification
File Number    in its Charter                Incorporation       Number
-----------    -----------------------       -------------       --------------
               CH Energy Group, Inc          New York            14-1804460

1-3268         Central Hudson Gas &
                  Electric Corporation       New York            14-0555980


              284 South Avenue, Poughkeepsie, New York 12601-4879
                    (Address of principal executive offices)

                                 (914) 452-2000
                      (Each Registrant's telephone number)

Item 5.        Other Events.

               HOLING COMPANY STRUCTURE IMPLEMENTED

               On December 15, 1999, Central Hudson Gas & Electric Corporation ("Central Hudson ") was reorganized into a holding company structure pursuant to an Agreement and Plan of Exchange (Plan of Exchange) between Central Hudson and CH Energy Group, Inc. ("Holding Company"). The Plan of Exchange was approved on September 25, 1998, by more than two-thirds of the outstanding Central Hudson Common Stock entitled to vote. As part of the reorganization, on December 15, 1999, all of the outstanding shares of Central Hudson Common Stock ($5.00 Par Value) were exchanged on a share-for-share basis for shares of the Holding Company Common Stock, par value $.10 per share, and Central Hudson became a subsidiary of the Holding Company. The preferred stock and debt of Central Hudson were not exchanged and remain securities of Central Hudson.

               The Common  Stock of Central  Hudson was  registered  pursuant to
Section 12(b) of the Securities  and Exchange Act of 1934, as amended  (Exchange
Act), and listed on the New York Stock Exchange. Central Hudson is delisting its Common Stock from the New York Stock Exchange and filing a Form 15 with the Securities and Exchange Commission to terminate the registration under the Exchange Act of its Common Stock. Pursuant to Rule 12g-3(a) under the Exchange Act, the Holding Company Common Stock is deemed to be registered under Section 12(b) of the Exchange Act. The Holding Company Common Stock was approved for listing on the New York Stock Exchange.

Item 7.        Financial Statements and Exhibits.

               (b)   Exhibits.  See Exhibit Index.

                                    Page 2.

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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CH ENERGY GROUP, INC.

                                         By:/s/ Donna S. Doyle
                                            ------------------------------
                                                Donna S. Doyle
                                                Vice President of Accounting and
                                                Controller

                                             CENTRAL HUDSON GAS & ELECTRIC
                                               CORPORATION

                                         By:/s/ Donna S. Doyle
                                            ------------------------------
                                                Donna S. Doyle
                                                Vice President of Accounting and
                                                Controller
Dated: December 15, 1999

                                    Page 3.

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                               Index to Exhibits
  Exhibit No.
(Regulation S-K
   Item 601
  Designation)
---------------

               Description

2.1   --   Agreement  and Plan of Exchange by and between  Central  Hudson Gas &
           Electric Corporation and CH Energy Group, Inc. (Incorporated by reference to Exhibit A to the Proxy Statement and Prospectus in Part I of Registration Statement on Form S-4 of CH Energy Group, Inc. (No. 333-52797).)